Exhibit 99.1 March 17, 2026 J.P. Morgan Industrial Conference David Wilson Gregory Rustowicz Kristine Moser President & Executive Vice President Finance Vice President, Investor Relations Chief Executive Officer & Chief Financial Officer & Treasurer

Safe Harbor Statement This presentation and the accompanying oral discussion contains “forward-looking statements” within the meaning of the Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward looking statements are generally identified by the use of forward-looking terminology, including the terms anticipate, “believe,” “continue,” “could,” “estimate,” “expect,” “illustrative,” “intend,” “likely,” “may,” “opportunity,” “plan,” “possible,” “potential,” “predict,” “project,” “shall,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. Such forward-looking statements include, among others, statements regarding: (1) our strategy, outlook and growth prospects, including our fiscal year 2026 guidance and the impact of certain transaction- related expenses, purchase accounting adjustments, early integration costs and higher interests expense on GAAP earnings per shares for the fourth quarter and for the full fiscal year of 2026; (2) our ability to de-leverage the Company to a Net Leverage Ratio to below 4.0x by the end of fiscal 2028; (3) our operational and financial targets and capital allocation priorities including our ability to generate significant free cash flow to fund these capital allocation priorities and our ability to advance our Intelligent Motion strategy; (4) general economic trends and trends in our industry and markets; (5) the benefits expected to be achieved from the Kito Crosby acquisition and the Company's ability to realize expected synergies; and (6) the competitive environment in which we operate. Forward-looking statements are not based on historical facts, but instead represent our current expectations and assumptions regarding our business, the economy and other future conditions, and involve known and unknown risks, uncertainties and other factors that could cause the actual results, performance or achievements of the Company to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. It is not possible to predict or identify all such risks. These risks include, but are not limited to, (1) risks relating to the competitive environment in which we operate; (2) the risk that the integration of Kito Crosby's business and operations into the Company will be materially delayed or will be more costly or difficult than expected, or that the Company is otherwise unable to successfully integrate Kito Crosby's business into its own, including as a result of unexpected factors or events; (3) risks related to the general competitive, economic, political and market conditions and other factors that may affect future results of the Company; and (4) the other risk factors that are described under the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended March 31, 2025 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, as well as in our other filings with the Securities and Exchange Commission, which are available on its website at www.sec.gov. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Forward looking statements speak only as of the date they are made. Columbus McKinnon undertakes no duty to update publicly any such forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by applicable law, regulation or other competent legal authority. Non-GAAP Financial Measures and Forward-looking Non-GAAP Financial Measures This presentation will discuss some non-GAAP (“adjusted”) financial measures which we believe are useful in evaluating Columbus McKinnon’s performance. You should not consider the presentation of this additional information in isolation or as a substitute for results prepared in accordance with GAAP. The non-GAAP financial measures are noted and reconciliations of comparable historical GAAP measures with historical non-GAAP financial measures can be found in tables either included in the Supplemental Information portion of this presentation or our filings with the Securities and Exchange Commission. 2

CMCO: Investment Thesis

Outsized Revenue Growth

- Conveyance and Automation expected to deliver outsized growth given megatrends
- Lifting typically grows at GDP+
- Expect market share growth given revenue synergy opportunities:
  - Geographic reach
  - Cross selling
  - Market positioning
- Increased recurring revenue from low-ASP, safety-critical lifting & securement consumables

Margin Expansion

- $70M of annual net run rate cost synergies achieved over three years
- FY26 tariff impact offset with price, code adjustments and supply chain optimization
- Fixed cost absorption improvements on volume growth, efficiencies, and continued operating improvement with a focus on Lean and 80/20

Significant Free Cash Flow Generation

- Historically strong Free Cash Flow Conversion[1]
- Significant Free Cash Flow expected
- Cash flow will expand with synergy achievement and improving margin
- Debt paydown is #1 capital allocation priority
- Long-term Net Leverage Ratio target of <2x and expect below 4x Net Leverage Ratio within two years

CMCO Has Many Catalysts for Performance Improvement and Multiple Expansion

[1] Free Cash Flow Conversion is a non-GAAP financial measure. See definitions and reconciliations at the end of this Presentation

3

"New" CMCO is a Global Market Leader in Intelligent Motion Solutions for Material Handling

- Leading global lifting and automation company providing professional-grade solutions for solving customers' critical material handling requirements
- Enhancing strategic position through expansion into secular growth categories while positioning to capitalize on megatrends in Lifting, Precision Conveyance, Automation and Linear Motion
- Delivering growth and margin expansion while executing our transformation through our growth framework, Columbus McKinnon Business System ("CMBS") and 80/20 Process

Total Addressable Market[1]	World-Wide Employees	Year History	Countries Served
$35B	>7,000	260+	70+

TTM Net Sales[2]	Adj. Gross Margin[2,3]	TTM Credit Agreement Adj. EBITDA Margin[2,3]	TTM Free Cash Flow Conversion[2,3]
$2.0B	~36%	~22%	>100%

TTM PRODUCT MIX[2]



Linear Motion 6%
Other 1%
Conveyance 7%
Crane 7%
TSS 8%
Drives and Controls 8%
NET SALES
Consumables 35%
Hoist 29%

TTM GEOGRAPHIC MIX[2]



LatAm 3%
APAC 14%
NET SALES
North America 57%
EMEA 26%

TTM VERTICALS MIX[2]



Other[4] 10%
Aerospace & Government 4%
Manufacturing & Material Handling 16%
Construction 7%
Transportation 15%
Metals & Mining 7%
NET SALES
Food, Bev & Cons. Goods 7%
Infrastructure 9%
Energy & Utilities 7%
Oil & Gas 9%
General Industrial 8%

Seasoned Leader with Extensive History of Safely, Efficiently and Ergonomically Positioning Materials

[1] Per Industry Research and management estimates; [2] Financial data represents TTM ended September 30, 2025 except vertical sales mix for Kito Crosby, which represents 9/30/24 data; [3] Credit Agreement Adjusted EBITDA Margin, Adjusted Gross Margin, and and Free Cash Flow Conversion are non-GAAP financial measures. See definitions and reconciliations at the end of this Presentation; [4] Other verticals include: Chemical & Paper Processing (2%), E-Commerce (2%), Life Sciences/Pharma (1%), Elevator (1%), Metals Processing (1%), Forestry (1%) and other verticals for the TTM ended September 30, 2025

4

Addressing Customers' Unique Motion Control Needs Within Five Attractive Product Platforms

LIFTING HARDWARE



~$7.1B TAM

- Rigging, lifting, and securement hardware
- Includes lifting chain and wire rope fittings, shackles, blocks and sheaves, load monitoring, wind and industrial tools, and traction chain

Percent of Sales: ~43%

(Includes ~8% Technology Solutions)

HOISTS & CRANES


KITO

~$14.5B TAM

- Hoists and crane components, ranging from powered chain and wire rope hoists to hand chain hoists & lever tools
- Also includes trolleys, end trucks, workstation cranes, and crane components

Percent of Sales: ~36%

PRECISION CONVEYANCE



~$6.1B TAM

- High-precision specialty conveyance solutions that connect robots & workspaces
- Address unique transport and accumulation needs in pharmaceuticals, life sciences, e-commerce, and food and beverage industries

Percent of Sales: ~7%

AUTOMATION



~$4.6B TAM

- Intelligent drives and controls for lifting, linear motion, and conveying systems
- Used in intelligent material handling solutions from ceiling to floor across our entire product portfolio

Percent of Sales: ~8%

LINEAR MOTION



~$2.5B TAM

- Advanced linear motion solutions, including screw jacks, rotary unions, super cylinders, and control systems
- Provide precision lifting and positioning capabilities

Percent of Sales: ~6%

$35B Total Addressable Market with Tailwinds from Megatrends in Attractive Verticals

CMCO INTELLIGENT MOTION Columbus McKinnon

5

Innovation-Led Columbus McKinnon Business System Underpins Growth Framework to Unlock CMCO’s Potential CMBS GROWTH FRAMEWORK Positioning CMCO for the Next Phase of its Value Creation Journey • Geographic expansion: CMCO to expand across APAC and Kito Crosby to expand across LatAm and EMEA • Cash flow generation enables reinvestment in the flywheel of growth over time Solidifies CMCO’s Leading Positions in Lifting Solutions • Growth in resilient hardware and consumables categories • Increase in breadth and depth of product offerings • Invest to become a one-stop-shop for our customers Kito Crosby Improves Scale and Advances Our Growth Framework; Combined Capabilities Further Enhance CMBS 6

Strategic Business Combination Positioned for the Future Materially increases scale with $2B of net sales 1 Attractive financial performance and cash flow generation which enables de-leveraging 2 Additional value creation with significant cost synergies and revenue synergy upside 3 Enhanced competitive position and incremental recurring sales 4 Complementary product portfolios and geographic footprints in attractive end markets 5 Best-in-class brands across all product segments 6 Long-term vision backed by proven leadership 7 7

Integration Strategy Focused on Business Continuity and Synergy Realization Investing in Revenue Business Synergy Upside Continuity • High degree of customer focus across the • Complementary portfolio enables synergies enterprise • Limited product overlap • Fully staffed, cross functional Integration • Increase breadth of offerings to existing Management Office to ensures business customers both in the U.S. and globally leaders remain focused customer execution • Attract new customers with enhanced scale and • Brings together the best of our collective combined capabilities capabilities through an enhanced CMBS • Capture greater wallet share by streamlining the • Standard work supported by data-driven customer experience management processes Integration & Optimization Delivering Cost Synergies • Implement CMBS, uniting best practices such • Unlocking value through executing our cost as CMCO’s 80/20 expertise and Kito Crosby’s synergy capture plans Lean Manufacturing expertise • $70M of annual net run rate cost synergies • Integrate manufacturing footprint expected by year 3 • IMO to leverage deep expertise across CMCO • Costs to attain synergies are expected to be and Kito Crosby product platforms and realized roughly in line with synergy realization operations 8

Value Creation with Significant Synergies

Summary Of Key Synergy Areas And Corresponding Strategic Initiatives

OVERVIEW

~$80M Expected Annual Gross Cost Synergies — **~$10M** Expected Annual Cost Dis-Synergies = **~$70M** Expected Annual Net Run Rate Cost Synergies

$70M Annual Net Run Rate Cost Synergies

Freight and Procurement

- Harmonize supply chain to improve key terms and procurement costs
- Leverage combined spend to benefit from further volume discounts

Facilities

- 80/20 and Lean processes and tools
- Improve manufacturing facility efficiency; optimize for longer standard runs
- Optimize distribution/warehousing for improved customer experience and better freight cost

SG&A and Third-Party Spend

- Eliminate overlapping technology and third-party spend (e.g. audit fees, insurance, etc.)
- Eliminate G&A and sales redundancies without impacting customer experience

Upside Expected from Revenue Synergies

- Capturing increased share of wallet by streamlining the customer experience with existing channel partners
- Cross selling to increase breadth and depth of product offerings to existing customers
- Geographic expansion opportunities:
  - Kito Crosby's strong APAC footprint for CMCO products
  - CMCO's LATAM & EMEA footprint for Kito Crosby products
- Attract new customers with enhanced scale and combined capabilities

Note: Synergy estimate is preliminary and subject to change; based on Company estimates and 3rd party analysis

9

De-Leveraging Remains the Primary Focus of CMCO’s Capital Allocation Policy, Proven by Post-Acquisition Track Record 1,2 Demonstrated History of Net Leverage Ratio Reduction Following Acquisitions 3 DORNER AND GARVEY ACQUISITIONS MONTRATEC ACQUISITION CAPITAL ALLOCATION PRIORITIES (closed April 2021 and December 2021) (closed May 2023) 4.5 4 l Primary focus on debt repayment 3.5x Debt 3.5 l History of de-levering following acquisitions 1 Reduction Pro Forma l Flexible debt structure facilitates debt paydown 3 at Close 3 2.7x 2.5 2.3x 2.1x l Invest to improve customer experience and 2 Growth 2 operational performance 1.5 2.7x 1 l Maintain current dividend 3 Dividend 0.5 0 Q1 FY22 Q4 FY23 Q1 FY24 Q4 FY24 l Future M&A to support intelligent motion strategy M&A 4 over the long-term after de-levering Provided exposure to Proven track record of successfully Highlights the PPP vertical end markets with integrating acquisitions and realizing Company’s conviction secular growth trends initial cost synergy estimates regarding deleveraging 1 2 3 Note: Non-GAAP financial measure. See definition and reconciliation at the end of this Presentation; Net Leverage Ratio is calculated on a financial covenant basis per the Company’s Amended and Restated Credit Agreement; Dorner and Garvey acquisition reflects the repayment of a portion of the debt incurred to finance the Dorner acquisition using proceeds from an underwritten public offering of shares of the Company's common stock 10

CMCO: Investment Thesis

Outsized Revenue Growth

- Conveyance and Automation expected to deliver outsized growth given megatrends
- Lifting typically grows at GDP+
- Expect market share growth given revenue synergy opportunities:
  - Geographic reach
  - Cross selling
  - Market positioning
- Increased recurring revenue from low-ASP, safety-critical lifting & securement consumables

Margin Expansion

- $70M of annual net run rate cost synergies achieved over three years
- FY26 tariff impact offset with price, code adjustments and supply chain optimization
- Fixed cost absorption improvements on volume growth, efficiencies, and continued operating improvement with a focus on Lean and 80/20

Significant Free Cash Flow Generation

- Historically strong Free Cash Flow Conversion[1]
- Significant Free Cash Flow expected
- Cash flow will expand with synergy achievement and improving margin
- Debt paydown is #1 capital allocation priority
- Long-term Net Leverage Ratio target of <2x and expect below 4x Net Leverage Ratio within two years

CMCO Has Many Catalysts for Performance Improvement and Multiple Expansion

[1] Free Cash Flow Conversion is a non-GAAP financial measure. See definitions and reconciliations at the end of this Presentation

11

Supplement

Blended Executive Leadership Team to Lead Us Into the Future Functional Leadership David Wilson President & CEO Greg Rustowicz Alan Korman Adrienne Williams Mark Paradowski Chief Financial General Counsel, Chief Human Information Services & Officer Corporate Dev., & Resources Officer Chief Digital Officer Business Leadership Secretary Wim Fabricius Melissa Ruths Marc Premont Mario Ramos Jon Adams Appal Chintapalli Yoshio Kito President, Europe, Chief Marketing Chief Product Chief Technology Integration President, Americas President, Asia Middle East & Africa Officer Officer Officer and GM, LATAM Management Officer Pacific Kito Crosby Columbus Carlo Lonardi Jon Backes Thomas Alder McKinnon President, Americas President, Americas Vice President, Hoist & Cranes Lifting Hardware Global Operations 13 (Reporting to Appal) (Reporting to Appal)

Pro Forma Platform Poised to Deliver a Superior Customer Value Proposition Across a Broader and Deeper Set of Geographies

Net Sales by Region[1]


COLUMBUS McKINNON
APAC 7%
LatAm 3%
EMEA 33%
North America 56%
KITO CROSBY
APAC 19%
LatAm 3%
EMEA 20%
North America 58%
PRO FORMA COMPANY
APAC 14%
LatAm 3%
EMEA 26%
North America 57%

- Bringing a holistic product portfolio to a global market
- Offering a full portfolio to existing customers that may only have access to select products today
- Leveraging CMCO's EMEA strength to drive incremental selling opportunities for Kito Cosby products
- Driving cross-sell of CMCO products into APAC region through deep relationships from existing Kito Crosby operations
- Utilizing existing sales teams to enable rapid go-to-market while bringing in expertise where needed to drive growth
- Opportunity to drive fixed cost leverage by consolidating manufacturing over time

Note: Figures may not foot due to rounding. Based on Columbus McKinnon and Kito Crosby Management Estimates; [1] Data represents TTM ended September 30, 2025 [2] CMCO Other represents Life Sciences/Pharma (3%), Elevator (2%), Metals Processing (2%), Entertainment (2%), E-Commerce (2%) and Forestry (1%) for the TTM ended September 30, 2025 [3] Kito Crosby Other represents Aerospace & Government (5%), E-Commerce (2%), Entertainment (1%) and other verticals (5%)

CMCO INTELLIGENT MOTION Columbus McKinnon

14

Pro Forma Platform Provides End Market and Customer Diversification, Enabling Durability Through Cycles

Net Sales by Vertical End Market[1]



COLUMBUS McKINNON
Construction 6%
Aerospace & Gov't 5%
Oil & Gas 5%
Chemical & Paper Processing 4%
Other[2] 12%
General Industrial 22%
Manufacturing & Material Handling 16%
Transportation 14%
Energy & Utilities 8%
Food, Beverage & Consumer 8%
KITO CROSBY
Transportation 15%
Manufacturing 14%
Oil & Gas 12%
Metals & Mining 12%
Construction 7%
Food, Beverage & Consumer Goods 6%
Energy & Utilities 6%
Other[3] 12%
Infrastructure 17%
PRO FORMA COMPANY
Other[4] 10%
Manufacturing & Material Handling 16%
Transportation 15%
Infrastructure 9%
Oil & Gas 9%
General Industrial 8%
Energy & Utilities 7%
Food, Bev & Cons. Goods 7%
Metals & Mining 7%
Construction 7%
Aerospace & Government 4%

- Diversified end markets provide through-cycle resilience
- Customer base is diversified across geographies, size and end-markets
- New product development and sales efforts concentrated towards higher-growth end markets
- Growth supported by secular mega-trends including reshoring, labor shortage, energy transition and automation
- Supported by leading market positions

Note: Figures may not foot due to rounding. Based on Columbus McKinnon and Kito Crosby Management Estimates; [1] Data represents TTM ended September 30, 2025 [2] CMCO Other represents Life Sciences/Pharma (3%), Elevator (2%), Metals Processing (2%), Entertainment (2%), E-Commerce (2%) and Forestry (1%) for the TTM ended September 30, 2025 [3] Kito Crosby Other represents Aerospace & Government (5%), E-Commerce (2%), Entertainment (1%) and other verticals (5%)

15

Diversified Product Portfolio Positions CMCO to Deliver Intelligent Motion Solutions for our Customers' Unique Material-Handling Needs



Combined Sales by Product Platform[1]
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Other
Linear Motion
Drives & Controls
Conveyance
Crane
Consumables
Hoist
Technology & Specialty Solutions
Crane
Consumables
Hoist
Other
Technology & Specialty Solutions
Linear Motion
Drives & Controls
Conveyance
Crane
Consumables
Hoist
CMCO COLUMBUS McKINNON
KITO CROSBY
PRO FORMA COMPANY

- Kito Crosby adds recurring sales from non-discretionary spending through "below-the-hook" Lifting & Securement business driven by safety-critical replacement parts
- Legacy Columbus McKinnon brings complementary Automation, Conveyance, and Linear Motion platforms to move and position materials
- Minimal overlap in product portfolio following power chain hoist divestiture
- Complementary product lines with potential revenue synergies through cross selling
- Enables customers to easily move up and down the value chain with a sole provider for all lifting needs
- Existing customer base of both businesses provides a clear avenue for continued growth through new offerings

Note: [1] Based on Columbus McKinnon and Kito Crosby Management Estimates.

16

Non-GAAP Measures: CMCO Credit Agreement Adjusted EBITDA and Credit Agreement Adjusted EBITDA Margin

($'000s)	CMCO FYE 3/31/2024	CMCO FYE 3/31/2025	CMCO TTM 9/30/2025
Net income	**$46,625**	**($5,138)**	**$3,973**
Add back (deduct):			
Annualize net income for acquisitions	1,331	—	—
Annualize synergies for acquisitions	73	—	—
Income tax expense (benefit)	14,902	(367)	(66)
Interest and debt expense	37,957	32,426	33,284
Depreciation and amortization expense	45,945	48,187	48,644
Acquisition deal and integration costs	3,211	11,014	29,113
Stock compensation expense	12,039	6,256	6,707
Non-cash pensions settlement	4,984	23,634	433
Business realignment costs	1,867	2,517	5,042
Factory and warehouse consolidation	744	17,546	6,422
Headquarter relocation costs	2,059	373	297
Hurricane Helene cost impact	—	171	—
Cost of debt repricing and refinancing	1,190	—	—
Mexico customs duty assessment	—	1,067	1,067
Customer bad debt[1]	—	1,299	1,299
Monterrey, Mexico new factory start-up costs	4,489	13,748	9,862
Credit Agreement Adjusted EBITDA	**$177,416**	**$152,733**	**$146,077**
Net sales	**$1,013,540**	**$963,027**	**$977,994**
Net margin (%)	*4.6%*	*(0.5%)*	*0.4%*
Credit Agreement Adjusted EBITDA Margin (%)	*17.5%*	*15.9%*	*14.9%*

Note: [1] Customer bad debt represents a reserve of $1,299,000 against an accounts receivable balance for a customer who declared bankruptcy in January of 2025

17

Non-GAAP Measures: Kito Crosby Credit Agreement Adjusted EBITDA and Credit Agreement Adjusted EBITDA Margin ($M) Kito FYE 12/31/2023 Kito FYE 12/31/2024 Kito TTM 9/30/2025 Net income (loss) ($18.2) $18.5 $41.3 Add back (deduct): Income tax expense (benefit) 7.3 26.1 24.9 Interest and debt expense 115.4 97.1 72.8 Realized/unrealized hedge (gains) losses (5.2) (5.7) (4.1) Depreciation and amortization expense 81.1 72.9 69.3 Transaction and integration costs 22.9 20.2 40.2 Acquisition inventory step-up expense 41.3 0.3 0.3 Debt extinguishment expense 5.0 16.0 — Non-recurring legal expenses 5.4 12.1 11.4 Other 4.0 4.1 (1.1) Management fees and related expenses 1.6 1.6 1.6 Credit Agreement Adjusted EBITDA $255.5 $263.1 $261.9 Net sales $1,111.1 $1,101.1 $1,110.7 Net margin (%) (1.6%) 1.7% 3.7% Credit Agreement Adjusted EBITDA Margin (%) 23.0% 23.9% 23.6% Note: May not add due to rounding 18

Non-GAAP Measure: Credit Agreement Adjusted EBITDA & Credit Agreement Adjusted EBITDA Margin

Trailing Twelve Months Ended September 30, 2025

($'000s)	CMCO Standalone (pre-Divestiture)	Kito Crosby	Divestiture	Pro Forma and Other Adjustments	Pro Forma
Net Income (Loss)	$3,973	$41,268	$29,198	(314,022)	($239,583)
Addback (deduct):					
Income Tax (Benefit) Expense	(66)	24,900	35,200	(57,766)	2,268
Interest Expense	33,284	72,800	(11,200)	128,818	223,703
Depreciation & Amortization	48,644	69,332	(2,162)	124,879	240,693
EBITDA	**$85,835**	**$208,300**	**$51,036**	**(118,091)**	**$227,081**
Loss on Debt Extinguishment	-	-	-	4,739	4,739
Gain on Divestiture	-	-	(105,641)	-	(105,641)
Stock Based Compensation	6,707	-	-	-	6,707
Acquisition Deal and Integration Costs	29,113	40,222	5,000	35,558	109,893
Business Realignment Costs	5,042	-	-	-	5,042
Factory and Warehouse Consolidation Costs	6,422	-	-	-	6,422
Headquarter Relocation Costs	297	-	-	-	297
Mexico Customs Duty Assessment	1,067	-	-	-	1,067
Customer Bad Debt Expense	1,299	-	-	-	1,299
Monterrey, Mexico New Factory Start-Up Costs	9,862	-	-	-	9,862
Investment (Income) Loss	(2,053)	-	-	-	(2,053)
Foreign Currency Exchange Loss	3,989	-	-	-	3,989
Other (income) Expense, Net	740	500	-	-	1,240
Kito Crosby Realized/unrealized hedge (gains) losses	-	(4,100)	-	-	(4,100)
Pension Settlement Expense	433	-	-	-	433
Kito Crosby Management Fees and Related Expenses	-	1,600	-	-	1,600
Kito Crosby Inventory Step-Up from Purchase Accounting	-	300	-	77,795	78,094
Kito Crosby Legal	-	11,414	-	-	11,414
Kito Crosby Other	-	4,135	-	-	4,135
Adjusted EBITDA	**$148,753**	**$262,371**	**($49,605)**	**1**	**$361,520**
Investment Income (Loss)[1]	2,053	-	-	-	2,053
Foreign Currency Exchange Loss[1]	(3,989)	-	-	-	(3,989)
Other Income (Expense), Net[1]	(740)	(500)	-	-	(1,240)
Estimated Annual Net Run Rate Cost Synergies	-	-	-	70,640	70,640
Credit Agreement Adjusted EBITDA	**$146,077**	**$261,871**	**($49,605)**	**70,641**	**$428,984[2]**
Credit Agreement Adjusted EBITDA Margin	***14.9%***	***23.6%***	***36.7%***	***NM***	***22.0%***

Note: [1] Reflects removal of certain items included in the Company's public Adjusted EBITDA calculation but excluded from Credit Agreement Adjusted EBITDA; [2] Credit Agreement Adjusted EBITDA for TTM 9/30/2025, giving pro forma effect to the transactions, is referred to as "Pro Forma Adjusted EBITDA" elsewhere in the presentation

19

Non-GAAP Measure: Adjusted Gross Profit & Adjusted Gross Profit Margin Trailing Twelve Months Ended September 30, 2025 CMCO Standalone Divestiture Purchase Accounting ($M) (pre-Divestiture) Kito Crosby Adjustments Adjustments Pro Forma 1 Gross profit $329.3 $416.3 ($58.7) ($97.7) $589.2 Addback: Acquisition integration costs 0.1 - - - 0.1 Business realignment costs 2.0 - - - 2.0 Factory and warehouse consolidation costs 5.4 - - - 5.4 Monterrey, Mexico new factory start-up costs 9.5 - - - 9.5 eepos purchase accounting adjustments - 0.3 - - 0.3 Other adjustments - 0.3 - - 0.3 Kito Crosby inventory step-up from purchase accounting - - - 77.8 77.8 Incremental Depreciation Expense from purchase accounting - - - 19.9 19.9 Adjusted Gross Profit $346.3 $416.9 ($58.7) - $704.5 Net Sales 978.0 1,110.7 (135.3) - 1,953.4 Gross margin 33.7% 37.5% 43.4% - 30.2% Adjusted Gross Margin 35.4% 37.5% 43.4% - 36.1% 1 Note: Adjusted Gross Profit is gross profit as reported, adjusted for certain items. Adjusted Gross Margin is defined as Adjusted Gross Profit divided by net sales; For purposes of the presentation set forth above, certain reclassification adjustments have been 20 made to conform Kito Crosby’s gross profit for the twelve months ended September 30, 2025 to Columbus McKinnon’s financial statement presentation.

Non-GAAP Measures: CMCO Free Cash Flow (FCF) and Free Cash Flow Conversion CMCO FYE CMCO FYE CMCO FYE CMCO TTM ($’000s) 3/31/2023 3/31/2024 3/31/2025 9/30/2025 Net cash provided by operating activities $83,636 $67,198 $45,612 $47,230 Capital expenditures (12,632) (24,813) (21,411) (17,866) Free Cash Flow (FCF) $71,004 $42,385 $24,201 $29,364 Net income $48,429 $46,625 ($5,138) $3,973 Free Cash Flow Conversion (%) 147% 91% NM 739% Note: Free Cash Flow is defined as GAAP net cash provided by (used for) operating activities less capital expenditures included in the investing activities section of the consolidated statement of cash flows. Free Cash Flow Conversion is defined as Free Cash Flow divided by net income. 21

Non-GAAP Measures: CMCO Net Debt and Net Leverage Ratio

	Trailing Twelve Months			
($'000s)	Q1 FY22	Q4 FY23	Q1 FY24	Q4 FY24
Net income	**$4,812**	**$48,429**	**$49,313**	**$46,625**
Add back (deduct):				
Annualize net income for acquisitions[1]	25,356	–	7,994	1,331
Annualize synergies for acquisitions[1]	5,387	–	401	73
Income tax expense (benefit)	(585)	26,046	20,547	14,902
Interest and debt expense	14,705	27,942	30,364	37,957
Non-Cash loss related to asset retirement	–	175	2	–
Gain on sale of Facility	(2,638)	(232)	(232)	–
Non-cash pension settlement[2]	105	–	–	4,984
Stock compensation expense	8,213	10,425	11,655	12,039
Garvey contingent consideration	–	1,230	1,230	–
Depreciation and amortization expense	31,540	41,947	42,368	45,945
Acquisition deal and integration costs	13,193	616	3,117	3,211
Acquisition amortization of backlog	2,981	–	–	–
Business realignment costs	1,272	5,140	3,857	1,867
Monterrey, Mexico start-up costs	–	–	–	4,489
Factory and warehouse consolidation	1,522	–	117	744
Headquarter relocation costs	–	996	2,224	2,059
Insurance settlement	88	–	–	–
BUE Settlement	16,221	–	–	–
Other	(1,488)	–	–	–
Cost of debt refinancing	14,803	–	–	1,190
TTM Credit Agreement Adjusted EBITDA	**$135,487**	**$162,714**	**$172,957**	**$177,416**
Total debt	459,296	471,592	579,769	530,236
Cash and cash equivalents	(88,654)	(133,176)	(106,994)	(114,126)
Net Debt	**$370,642**	**$338,416**	**$472,775**	**$416,110**
Net Leverage Ratio	**2.7x**	**2.1x**	**2.7x**	**2.3x**

Note: References to Net Debt herein refer to clause (i) of the definition of Consolidated Total Leverage Ratio in the New Senior Secured Credit Agreement, which is defined as an amount equal to total debt of the Company and its subsidiaries outstanding on such date (subject to certain exclusions, including the Company's AR Securitization Facility), less unrestricted cash on hand of the Company and its subsidiaries on such date and certain guarantees. References to Net Leverage Ratio herein refer to the definition of Consolidated Total Leverage Ratio in the New Senior Secured Credit Agreement, which is defined as Net Debt divided by Credit Agreement Adjusted EBITDA. TTM Credit Agreement Adjusted EBITDA is defined in the Company's new credit agreement as credit agreement net income before interest expense, income taxes, depreciation, amortization and certain other adjustments. Credit Agreement Adjusted EBITDA Margin is defined as Credit Agreement Adjusted EBITDA divided by net sales.

Note: [1] EBITDA is normalized to include a full year of the acquired entity and assuming that deal related synergies are achieved for montratec in fiscal year 2024 and Dorner and Garvey in fiscal year 2023; [2] During the quarter ending December 31, 2023, certain employees in one of the Company's U.S pension plans accepted an offer to settle their pension obligation with a lump sum payment. These lump sum settlements are one of the steps the Company is taking to terminate the plan by transferring the liabilities to a third-party. As a result, the Company recorded a non-cash settlement charge in the amount $4,599,000.

CMCO INTELLIGENT MOTION Columbus McKinnon

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